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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  October 1, 2001

                            ----------------------

                        COMMISSION FILE NUMBER 1-12584

          DELAWARE                  SHEFFIELD PHARMACEUTICALS, INC.         13-3808303
(State of other jurisdiction of     (Exact name of registrant as          (I.R.S. Employer
incorporation or organization)        specified in its charter)          Identification No.)

14528 South Outer Forty Road, Suite 205, St. Louis, Missouri           63017
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        (Address of principal executive officers)                    (Zip Code)

      Registrant's telephone number, including area code  (314) 579-9899
                            ----------------------

                                Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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ITEM 5.    OTHER EVENTS

     On October 1, 2001, Sheffield Pharmaceuticals, Inc., a Delaware corporation, issued a press release, a copy of which is attached hereto as
Exhibit 99 and is incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

Exhibit Number       Description
--------------       -----------

    99 Press Release dated October 1, 2001 issued by Sheffield Pharmaceuticals, Inc.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  October 11, 2001      By: /s/ Scott Hoffmann
                                  ------------------
                                  Scott Hoffmann
                                  Vice President and
                                  Chief Financial Officer